                                                  SECURITIES AND EXCHANGE COMMISSION
                                                        Washington, D.C. 20549

                                                      ---------------------------
                                                  POST EFFECTIVE AMENDMENT NUMBER TWO
                                                               FORM S-8
                                                     REGISTRATION STATEMENT UNDER
                                                      THE SECURITIES ACT OF 1933
                                                      ---------------------------

                                                            WWA Group, Inc.
                                                  ----------------------------------
                                        (Exact name of registrant as specified in its charter)

                              Nevada                                                       77-0443643
                             --------------                                    -----------------
                                 (State or other jurisdiction of (I.R.S. Employer Identification No.)
                   incorporation or organization)

                                         2465 West 12th Street, Suite 2, Tempe, Arizona 85281
                    -----------------------------------------------------------------------------------------------
                                               (Address of principal executive offices)

                                                The 2000 Benefit Plan of Novamed, Inc.
                                       ---------------------------------------------------------
                                                       (Full title of the plan)

                                                  Corporation Trust Company of Nevada
                                             6100 Neil Road, Suite 500, Reno, Nevada, 89511
                                ----------------------------------------------------------------------
                                       (Name, address, including zip code, of agent for service)

                              Telephone number, including area code, of agent for service: (775) 688-3061
                     --------------------------------------------------------------------------------------------

Item 9.  Undertakings.

Pursuant to the undertakings set forth in paragraph (a) (3) of Item 9 of the Registration Statement on Form S-8, file number
333-31640 (the "Form S-8"), filed March 2, 2000, WWA Group, Inc. (the "Company") hereby removes from registration any and all remaining shares of common stock registered under its Form S-8 which have not been issued or reserved for issuance under The 2000
Benefit Plan of Novamed, Inc. as of the date specified herein below.

                                                              SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Post-Effective Amendment to the S-8 Registration
Statement File Number 333-31640, filed March 2, 2000 to be signed on its behalf by the undersigned, thereunto duly authorized in
Tempe, Arizona on April 26, 2006.

WWA Group, Inc.

By: /s/ Eric Montandon
Eric Montandon
Chief Executive Officer

By: /s/ Digamber Naswa
Digamber Naswa
Chief Financial Officer and Principal Accounting Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature                           Title                     Date

/s/ Eric Montandon                                  Director                   April 26, 2006
Eric Montandon

/s/ Digamber Naswa                                  Director                   April 26, 2006
Digamber Naswa

/s/ Yogesh Saxena                                   Director                   April 26, 2006
Yogesh Saxena

/s/ Keith Lupton                                    Director                   April 26, 2006
Keith Lupton

/s/ Young Yong Wee Haut                             Director                   April 26, 2006
Young Yong Wee Huat